------------------------------------------------------
LIBERTY MASSACHUSETTS TAX-EXEMPT FUND    ANNUAL REPORT
------------------------------------------------------

JANUARY 31, 2001




[Graphic Omitted]

President's Message

DEAR SHAREHOLDER:

The year ended January 31, 2001 was generally a productive one for U.S. bond markets. Many of the major bond indexes chalked up 12-month total returns of 11%, 13% or more.(1) Since inflation remained relatively tame during 2000, real (i.e., inflation-adjusted) total returns for bonds reached and even exceeded 8.5%.

Municipal bonds struggled early in the fiscal year, as rising interest rates and inflationary pressures troubled the market. But as the economy slowed to a more reasonable growth rate, the municipal market rallied, finishing the year on a strong note. Additionally, states continued to generate budget surpluses and issue less debt, which was a positive factor in the municipal bond supply/demand equation.

We owe these favorable results to volatile U.S. interest rates, a fast reduction in U.S. economic growth, and moderate rates of inflation. On the following pages, you'll find commentary on these market-shaping forces and how they teamed up to produce a bull market for bonds. You'll also find information on how your Fund's portfolio manager steered the Fund to its own double-digit total returns.

Years like this, in which bonds outperform stocks by a wide margin, do not occur frequently, but they are a major reason why bonds can be important to a well-balanced, long-term investment strategy. History has shown repeatedly that when economic conditions create disarray in the stock market, bonds may perform well. Thanks to this tendency to "zig" when stocks "zag," including bonds in your investment portfolio may help you achieve more consistent performance from year to year.

Whatever your reason for investing in Liberty Massachusetts Tax-Exempt Fund -- to receive current tax-exempt income, to reduce long-term volatility of your portfolio, or both -- we thank you for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
March 14, 2001

(1) Source: http://www.wsj.com "Major Bond Indexes" (February 7, 2001)

    Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

---------------------------
Not FDIC  May Lose Value
Insured   No Bank Guarantee
---------------------------

HIGHLIGHTS

o    THE U.S. ECONOMY CHARGED AHEAD, THEN SLOWED DRAMATICALLY
     During the first and second quarters of 2000, the United States' gross domestic product (GDP) grew rapidly, at annualized rates near or exceeding 5%. In the third and fourth calendar quarters, GDP growth slowed dramatically, to annualized rates of just 2.2% and 1.1%, respectively.

O    FEDERAL RESERVE RAISED, THEN LOWERED, INTEREST RATES BY 1%
     The fast pace of economic expansion early in the period prompted the Federal Reserve to raise key short-term interest rates in February, March and May 2000. The rate increases (totaling 1.0%) acted to curb borrowing and spending by businesses and consumers. However, by the final months of 2000, economic data showed that the economy might be decelerating too quickly. The Fed reversed course in January 2001, lowering short-term rates by 1.0% in order to stimulate the economy.

O MUNICIPAL BONDS, ESPECIALLY LONGER-TERM ISSUES, DELIVERED STRONG RETURNS Initially, the Federal Reserve's interest rate hikes kept upward pressure on yields of short-term municipals, pushing prices down. At the same time, the Fed's actions led investors to believe the economy would slow, thereby keeping inflation in check. Reassured by the continued absence of higher inflation, bond investors allowed yields on long-term bonds to fall, pushing prices higher. Finally, as the economy lost momentum and it looked as though the Fed would ease short-term interest rates, prices for short-term municipals improved. The Lehman Brothers Municipal Bond Index advanced 13.28% between February 1, 2000 and January 31, 2001.


           LIBERTY MASSACHUSETTS TAX-EXEMPT FUND VS. LEHMAN BROTHERS
          MUNICIPAL BOND INDEX AND LIPPER PEER GROUP CATEGORY AVERAGE
                                2/1/00 - 1/31/01

Liberty Massachusetts Tax-Exempt Fund            15.30%
Class A shares without sales charge

Lehman Brothers Municipal Bond Index             13.28%

Lipper Massachusetts Municipal                   13.05%
Debt Funds Category Average

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper Massachusetts Municipal Debt Funds Category was 13.05% for the 12 months ended 1/31/01. The Fund's Class A shares were ranked in the 1st quartile for the 1 year (5 out of 54) funds, in the 1st quartile for the 5 years (8 out of 45) funds, and in the 1st quartile for 10 years (3 out of 16 funds). Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

NET ASSET VALUE PER
SHARE AS OF 1/31/01

Class A        $7.83
--------------------
Class B        $7.83
--------------------
Class C        $7.83
--------------------

DISTRIBUTIONS DECLARED PER
SHARE FROM 2/1/00 TO 1/31/01

Class A       $0.421
--------------------
Class B       $0.366
--------------------
Class C       $0.388
--------------------

A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

SEC YIELDS ON 1/31/01

Class A        4.21%
--------------------
Class B        3.66%
--------------------
Class C        3.97%
--------------------


The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 4.19%, 3.65%, and 3.67% for Class A, B, and C shares, respectively.

TAXABLE-EQUIVALENT SEC YIELDS ON 1/31/01

Class A        7.41%
--------------------
Class B        6.44%
--------------------
Class C        6.99%
--------------------

Taxable-equivalent SEC yields are based on the maximum effective combined 43.19% federal and state income tax rate. This tax rate does not reflect the phaseout of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

PORTFOLIO MANAGER'S REPORT

Liberty Massachusetts Tax-Exempt Fund performed well during the 12 months ended January 31, 2001. Class A shares of the Fund delivered a total return of 15.30% without a sales charge. This compares favorably to a one-year total return of 13.28% for the Lehman Brothers Municipal Bond Index, and a 13.05% total return for the Fund's peer group, as measured by the Lipper Massachusetts Municipal Debt Funds Category average. We attribute the Fund's strong performance to favorable market conditions, a strong economy in Massachusetts, and the maturity, coupon and call structures of the Fund's portfolio.

FUND WAS POSITIONED FOR MODERATE ECONOMIC GROWTH AND LOW INFLATION As the Federal Reserve began raising short-term interest rates in mid-1999, the Fund was positioned to benefit from an environment of moderate, noninflationary economic growth. We believed that in such an environment, bond yields would decline and, since bond yields and bond prices move in opposite directions, prices would increase. Also, the appreciation would be greatest for long-term bonds and others that are more sensitive to interest rate changes, including zero-coupon bonds (zeros) and other bonds that sell at a discount.

In keeping with this outlook, we maintained our investment in zeros and bonds in the 10- to 20-year maturity range (intermediates). Intermediates may provide nearly as much current income as longer-term bonds, but their prices generally fluctuate less when interest rates change. We also added discount bonds, creating a "barbell-shaped" portfolio with few current-coupon bonds and many bonds with either premium (higher than current rates) or discount (lower than current rates) coupons. The final piece of our strategy was to purchase bonds that are less likely to be redeemed by their issuers when rates fall. These generally included noncallable bonds and issues with call protection of 10 years or longer (i.e., securities that cannot be called for redemption by the issuers any sooner than 10 years from the date of issue).

DEFENSIVE MEASURES HELPED PROTECT FUND FROM RISING INTEREST RATES Contrary to our expectations, the U.S. economy remained very robust in the first half of 2000, and inflation worries plagued the bond markets. Interest rates moved higher, not lower, during this period. To offset the impact of rising rates while remaining true to our strategy, we employed short-term hedging techniques. Later, we reduced these defensive measures, continuing to build a portfolio that fit our long-term expectations (i.e., that interest rates would ultimately decline). We sold prerefunded bonds and bonds with just a few years' call protection, because these securities generally have less appreciation potential when rates are falling, due to the relatively short period of the income when compared to longer bonds.

MUNICIPAL MARKET RALLIED AS THE YEAR PROGRESSED
With the exception of a setback in the spring, conditions in the municipal bond market improved steadily as the year progressed. Upward pressure on yields abated, especially for higher-quality bonds, and their prices generally rallied. Intermediate- and long-term bonds outperformed short-term issues, and prices of the more interest rate-sensitive securities in the portfolio (zeros and discounts) bounced back vigorously when yields fell.

MASSACHUSETTS' ECONOMY IN SOUND CONDITION
Massachusetts finished the year in sound fiscal and economic condition. The increasingly diverse economy continues to be less dependent upon manufacturing, financial services and health care as technology-related industries have moved into the state. Massachusetts now is second only to California in high-tech employment, and the strong technology presence has fueled considerable economic and labor growth in recent years, contributing to a sharp increase in state revenues and a sizable general fund reserve.

The large reserve, combined with more conservative financial management, prompted the national credit rating agencies to upgrade the commonwealth's bond rating to the mid-AA category in the late 1990s. Although voters recently approved a phased-in reduction in the commonwealth's income tax rate -- a move that could reduce future state revenues -- the sizable reserve fund should help Massachusetts weather economic weakness in the near future.

Now that the Federal Reserve has begun trimming short-term interest rates, we anticipate a more moderate pace of economic growth for the entire nation, rather than an economic contraction. In addition, we expect a federal income tax cut during the second half of 2001 that would leave consumers with more money to spend. This too would help to keep the Massachusetts economy expanding at a moderate, noninflationary rate. In keeping with this outlook, we will continue to pursue our long-term strategy: an emphasis on bonds with good call protection, bonds with relatively long maturities, and a "barbell" coupon structure.

/s/ Gary Swayze

GARY SWAYZE is portfolio manager of Liberty Massachusetts Tax-Exempt Fund and is a senior vice president of Colonial Management Associates, Inc.

Tax-exempt investing offers current tax-exempt income but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of issues held in the Fund. The municipal bond management team identifies problems and opportunities and reacts quickly to market changes. Single-state municipal bond funds pose additional risks due to limited geographical diversification.

TOP FIVE SECTORS
                      As of 1/31/01       As of 1/31/00
STATE GENERAL             13.9%               17.2%
WATER & SEWER             17.0%               15.5%
EDUCATION                 12.8%               7.8%
HOSPITAL                  11.6%               9.9%
REFUNDED/ESCROW           11.5%               15.0%

Sector weightings are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these sector breakdowns in the future.

BOUGHT
--------------------------------------------------------------------------------
When interest rates fall, long-term bonds generally post the largest gains. With this in mind -- and an expectation that rates would decline during the course of 2000 -- we stressed intermediate and longer-term bonds in the portfolio last spring. For instance, we purchased BOSTON WATER & SEWER BONDS due in 2028 (0.7% of net assets.) The bonds' 5% coupon was below prevailing rates at the time of our purchase, so we were able to buy the bonds at a discount. When yields declined later in the period, the bonds appreciated.

QUALITY BREAKDOWN AS OF 1/31/01

AAA             47.3%
---------------------
AA              21.6%
---------------------
A               10.6%
---------------------
BBB              9.3%
---------------------
BB               0.9%
---------------------
Nonrated         5.7%
---------------------
Cash equivalents 4.6%
---------------------

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdowns represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc., or Fitch Investors Service, Inc.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality breakdowns in the future.

SOLD
--------------------------------------------------------------------------------
In keeping with our long-term outlook, we sold bonds with shorter maturities to buy longer-term issues. Among them were Nantucket Electric Company Bonds that mature in 2005. As bond yields declined, the relatively high 6.75% coupon on these bonds made them increasingly attractive to investors, and we were able to sell them at a premium.

PERFORMANCE INFORMATION

PERFORMANCE OF A $10,000
INVESTMENT IN ALL SHARE CLASSES
1/31/91 - 1/31/01

           without    with
            sales     sales
           charge    charge
----------------------------
Class A    $19,902   $18,956
----------------------------
Class B    $18,661   $18,661
----------------------------
Class C    $19,577   $19,577
----------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 1/31/91 - 1/31/01

              Class A shares        Class A shares      Lehman Brothers
            without sales charge   with sales charge  Municipal Bond Index
"1/91"           $10,000               $ 9,525               $10,000
"1/92"            11,161                10,631                11,090
"1/93"            12,373                11,786                12,180
"1/94"            13,839                13,182                13,673
"1/95"            13,352                12,718                13,188
"1/96"            15,340                14,611                15,172
"1/97"            15,712                14,966                15,756
"1/98"            17,273                16,452                17,349
"1/99"            18,351                17,479                18,503
"1/00"            17,258                16,438                17,831
"1/01"            19,876                18,932                20,201

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01

Share Class              A                 B                  C
Inception             4/10/87           6/8/92              8/1/97
--------------------------------------------------------------------------------
               without    with     without     with     without    with
                sales     sales     sales      sales     sales     sales
               charge     charge    charge     charge    charge    charge
--------------------------------------------------------------------------------
 1 year        15.30%      9.83%    14.45%      9.45%    14.79%    13.79%
--------------------------------------------------------------------------------
 5 years        5.34       4.32      4.55       4.23      4.99      4.99
--------------------------------------------------------------------------------
10 years        7.12       6.60      6.44       6.44      6.95      6.95
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

Share Class
Inception             4/14/87           6/8/92              8/1/97
--------------------------------------------------------------------------------
               without    with     without     with     without    with
                sales     sales     sales      sales     sales     sales
               charge     charge    charge     charge    charge    charge
--------------------------------------------------------------------------------
 1 year        13.76%     8.36%     12.93%     7.93%     13.26%    12.26%
--------------------------------------------------------------------------------
 5 years        5.34      4.32       4.56      4.23       5.01      5.01
--------------------------------------------------------------------------------
10 years        7.20      6.68       6.53      6.53       7.03      7.03
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0% and the Class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer classes would have been lower.

------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------
January 31, 2001
(In thousands)

MUNICIPAL BONDS - 95.0%                                                    PAR         VALUE
------------------------------------------------------------------------------------------------
EDUCATION - 13.9%
EDUCATION - 12.8%
Puerto Rico, Industrial Tourist Educational, Medical &
  Environmental Facilities, Ana G. Mendez University System,
  Series 1999,
  5.375% 02/01/19                                                           $  500        $  474
State College Building Authority,
  Series 1999-A:
  (a) 05/01/18                                                               7,760         3,190
  (a) 05/01/23                                                               6,000         1,834
State Development Finance Agency:
  Boston University, Series 1999-P,
  6.000% 05/15/59                                                            1,000         1,076
  College of Pharmacy & Health Science Series 1999-B,
  6.625% 07/01/20                                                              765           791
State Health & Educational Facilities Authority:
  Amerst College, Series E,
  6.800% 11/01/21                                                              500           522
  Brandeis University, Series 1998-I,
  4.750% 10/01/28                                                            7,000         6,381
  Community Colleges Program, Series A,
  6.600% 10/01/22                                                            1,250         1,335
  Harvard University, Series N,
  6.250% 04/01/20                                                            2,250         2,612
  Learning Center for Deaf Children,
  Series 1999 C,
  6.100% 07/01/19                                                            1,000           934
  University of Massachusetts, Series 2000-A,
  5.850% 10/01/20                                                            2,000         2,138
State Industrial Finance Agency:
  Cambridge Friends School, Series 1998,
  5.750% 09/01/18                                                            1,000           966
  Concord Academy, Series 1997,
  5.500% 09/01/27                                                            1,250         1,216
  St. John's High School, Series 1998,
  5.700% 06/01/18                                                            1,000           992
  Tabor Academy, Series 1998,
  5.400% 12/01/18                                                            1,000           966
                                                                                        --------
                                                                                          25,427
                                                                                        --------
STUDENT LOAN - 1.1%
New England Educational Loan Marketing Corp., Student Loan,
  Series 1993-A,
  5.700% 07/01/05                                                            2,000         2,114
                                                                                        --------
------------------------------------------------------------------------------------------------
HEALTHCARE - 16.2%
CONGREGATE CARE RETIREMENT - 0.9%
Boston Industrial Development Finance Authority,
  Springhouse, Inc.,
  Series 1988,
  5.875% 07/01/18                                                            1,200         1,005
State Development Finance Agency,
  Series 1999-A,
  5.750% 07/01/23                                                         $  1,000        $  816
                                                                                        --------
                                                                                           1,821
                                                                                        --------
HEALTH SERVICES - 0.8%
State Development Finance Agency, Boston Biomedical Research
  Institute, Series 1999,
  5.750% 02/01/29                                                            1,750         1,571
                                                                                        --------
HOSPITALS - 11.6%
State Development Finance Agency, Massachusetts Biomed
  Research Corp.,
  Series 2000-C,
  6.250% 08/01/20                                                            1,000         1,032
State Health & Educational Facilities Authority:
  Berkshire Health System, Series C,
  6.000% 10/01/20                                                            1,000           894
  Cape Cod Health Care, Series 1998-B,
  5.450% 11/15/23                                                            2,000         1,659
  Children's Hospital, Series E,
  6.200% 10/01/16                                                            2,000         2,066
  Dana-Farber Cancer Institute:
  Series C,
  6.650% 12/01/15                                                              250           257
  Series 1995-G1,
  5.500% 12/01/27                                                            5,000         4,675
  Milford-Whitinsville Regional Hospital, Series C,
  5.375% 07/15/28                                                              500           372
  Newton-Wellsley Hospital, Series 1997-G,
  6.000% 07/01/12                                                            1,000         1,095
  South Shore Hospital, Series 1999-F:
  5.625% 07/01/19                                                            2,015         1,949
  5.750% 07/01/29                                                            1,000           954
  Winchester Hospital, Series 2000-E,
  6.750% 07/01/30                                                            1,000         1,004
  Youville House Project,
  5.950% 02/15/17                                                              500           518
State Industrial Finance Agency, Massachusetts Biomedical
  Research Corp.:
  Series A-2,
  (a) 08/01/08                                                               2,000         1,431
  Series 1989-A2,
  (a) 08/01/10                                                               8,000         5,143
                                                                                        --------
                                                                                          23,049
                                                                                        --------
INTERMEDIATE CARE FACILITIES - 0.4%
State Development Finance Agency, New England Center for Children,
  Series 1998,
  5.875% 11/01/18                                                              975           812
                                                                                        --------
NURSING HOME - 2.5%
State Industrial Finance Agency:
  American Health Woodlawn Manor, Inc.:
  Series A,
  7.750% 01/01/28                                                         $  1,405      $  1,226
  Series B,
  10.250% 07/01/27                                                             295           275
  Chelsea Jewish Nursing Home,
  Series A, 6.500% 08/01/37                                                    990         1,067
  GF/Massachusetts Inc.,
  Series 1994, 8.300% 07/01/23                                               2,350         2,464
                                                                                        --------
                                                                                           5,032
                                                                                        --------
------------------------------------------------------------------------------------------------
HOUSING - 3.4%
MULTI-FAMILY - 2.5%
Boston-Mount Pleasant Housing Development Corp.,
  Series A,
  6.750% 08/01/23                                                            1,570         1,626
State Housing Finance Agency:
  Series 1990-A,
  8.150% 02/01/29                                                              135           138
  Series 1992-C,
  6.875% 11/15/11                                                            3,000         3,168
                                                                                        --------
                                                                                           4,932
                                                                                        --------
SINGLE FAMILY - 0.9%
State Housing Finance Agency,
  Series 1997 57,
  5.600% 06/01/30                                                            1,760         1,768
                                                                                        --------
------------------------------------------------------------------------------------------------
INDUSTRIAL - 0.8%
MANUFACTURING
State Industrial Finance Agency, House of Bianchi Inc.,
  8.750% 06/01/18 (b)                                                        1,700         1,615
                                                                                        --------
------------------------------------------------------------------------------------------------
OTHER - 13.2%
OTHER - 1.2%
Massacusetts Bay Transportation Authority, Rail Connections,
  Series 1999-A:
  6.000% 07/01/13                                                              500           515
  6.000% 07/01/14                                                              500           511
State Development Finance Agency, Worcester
  Redevelopment Authority,
  Series 1999,
  6.000% 06/01/24                                                            1,300         1,363
                                                                                        --------
                                                                                           2,389
                                                                                        --------
REFUNDED/ESCROWED (c) - 11.5%
Boston, Series 1992-A,
  6.500% 07/01/12                                                            1,000         1,060
Holyoke, School Project Loan,
  7.650% 08/01/09                                                              500           520
Plymouth County, Plymouth County Correctional Facility,
  Series A,
  7.000% 04/01/22                                                            1,000         1,074
Seacoast Nursing Home, Series 1991,
  9.625% 12/01/21                                                            1,285         1,387
State Health & Educational Facilities Authority:
  Charlton Memorial Hospital, Series B:
  7.250% 07/01/07                                                           $  500        $  518
  7.250% 07/01/13                                                              500           518
  Cooley Dickinson Hospital, Series A,
  7.125% 11/15/18                                                            1,725         1,872
  Corporation for Independent Living,
  8.100% 07/01/18                                                              280           313
  Lowell General Hospital, Series 1991-A,
  8.400% 06/01/11                                                              500           518
  Worcester Polytechnic Institute, Series E:
  6.750% 09/01/11                                                              500           534
  6.625% 09/01/17                                                              500           533
State Industrial Finance Agency:
  Belmont Home Care, Series 1995-A,
  9.270% 01/01/25                                                            1,940         2,349
State Turnpike Authority, Series 1993-A,
  5.000% 01/01/20                                                            5,000         5,027
State:
  Series B,
  7.000% 07/01/09                                                            4,385         5,176
  Series 1992-B,
  6.500% 08/01/08                                                            1,000         1,150
Virgin Islands Public Finance Authority,
  Series 1992-A,
  7.000% 10/01/02                                                              250           264
                                                                                        --------
                                                                                          22,813
                                                                                        --------
------------------------------------------------------------------------------------------------
OTHER REVENUE - 0.5%
RECREATION
State Development Finance Agency, YMCA of Greater Boston,
  Series 1998,
  5.450% 11/01/28                                                            1,000           948
                                                                                        --------
------------------------------------------------------------------------------------------------
RESOURCE RECOVERY - 2.9%
DISPOSAL - 1.6%
Boston Industrial Development Finance Authority,
  Jet-A-Way, Inc.,
  10.500% 01/01/11                                                             200           209
Massachusetts Environmental Services,
  Series 1994 A,
  8.750% 11/01/21 (d)                                                        2,935         1,467
State Industrial Finance Agency,
  Peabody Monofill Associates, Inc.,
  Series 1995,
  9.000% 09/01/05                                                            1,345         1,414
                                                                                        --------
                                                                                           3,090
                                                                                        --------
RESOURCE RECOVERY - 1.3%
State Industrial Finance Agency:
  Ogden Haverhill Project,
  Series 1998-B,
  5.500% 12/01/19                                                            1,000           875
  Series 1998-A,
  5.600% 12/01/19                                                            2,000         1,770
                                                                                        --------
                                                                                           2,645
                                                                                        --------
------------------------------------------------------------------------------------------------
TAX-BACKED - 15.6%
LOCAL GENERAL OBLIGATIONS - 1.0%
Southern Berkshire Regional School District,
  7.000% 04/15/11                                                           $  500        $  535
Westford, Series 2000,
  5.250% 04/01/20                                                              700           710
Weymouth, Series 1992:
  6.700% 06/15/09                                                              200           212
  6.700% 06/15/10                                                              200           212
  6.700% 06/15/11                                                              155           165
  6.700% 06/15/12                                                              140           149
                                                                                        --------
                                                                                           1,983
                                                                                        --------
SPECIAL NON-PROPERTY TAX - 0.4%
Puerto Rico Highway & Transportaion Authority,
  Series W,
  5.500% 07/01/09                                                              660           731
                                                                                        --------
STATE APPROPRIATED - 0.3%
Massachusetts Bay Transportation Authority,
  Series 1988,
  7.750% 01/15/06                                                              250           274
University of Massachusetts Building Authority,
  Series 1991 A,
  7.200% 05/01/04                                                              400           433
                                                                                        --------
                                                                                             707
                                                                                        --------
STATE GENERAL OBLIGATIONS - 13.9%
Massachusetts Bay Transportation Authority:
  Series 1991 A,
  7.000% 03/01/21                                                            1,500         1,837
  Series 1992 B,
  6.200% 03/01/16                                                            3,700         4,273
  Series 1994 A:
  7.000% 03/01/10                                                            5,000         5,998
  7.000% 03/01/11                                                            2,000         2,431
  7.000% 03/01/14                                                            1,250         1,542
  Series 1998,
  4.750% 03/01/21                                                            1,000           931
  Series 2000 A,
  5.250% 07/01/30                                                            4,000         4,000
Puerto Rico Public Finance Corp.:
  Series 1998,
  4.500% 07/01/23                                                            1,000           917
  Series 1998 A,
  5.375% 06/01/19                                                            2,190         2,337
  Series 1999,
  5.250% 07/01/18                                                            1,000         1,049
State College Building Authority,
  Series 1994 A,
  7.500% 05/01/14                                                            1,825         2,305
                                                                                        --------
                                                                                          27,620
                                                                                        --------
TRANSPORTATION - 8.8%
AIR TRANSPORTATION - 0.8%
State Port Authority, US Airways, Inc.,
  Series 1999,
  6.000% 09/01/21                                                         $  1,500      $  1,590
                                                                                        --------
AIRPORT - 2.2%
State Port Authority, Series 1999:
  6.140% 07/01/29                                                            1,500         1,643
  6.580% 07/01/29 (e)                                                        2,500         2,759
                                                                                        --------
                                                                                           4,402
                                                                                        --------
TOLL FACILITIES - 4.9%
State Turnpike Authority, Series 1999-A:
  4.750% 01/01/34                                                            5,500         4,960
  5.000% 01/01/39                                                            5,000         4,725
                                                                                        --------
                                                                                           9,685
                                                                                        --------
TRANSPORTATION - 0.9%
State, Series 1998 B,
  (a) 06/15/12                                                               3,145         1,834
                                                                                        --------
------------------------------------------------------------------------------------------------
UTILITY - 20.2%
INDEPENDENT POWER PRODUCER - 0.3%
Puerto Rico Industrial, Educational, Medical & Environmental
  Cogeneration Facilities, AES Project,
  Series 2000,
  6.625% 06/01/26                                                              650           686
                                                                                        --------
JOINT POWER AUTHORITY - 1.0%
State Municipal Wholesale Electric Co., IFRN (variable rate)
  Series 1994-A,
  5.400% 07/01/16                                                            2,000         2,010
                                                                                        --------
MUNICIPAL ELECTRIC - 1.9%
Puerto Rico, Electric Power Authority:
  Series 1995-Y,
  7.000% 07/01/07 (f)                                                        1,500         1,765
  Series 1998-EE,
  4.750% 07/01/24                                                            1,000           952
State Devens Electric,
  6.000% 12/01/30                                                            1,000           992
                                                                                        --------
                                                                                           3,709
                                                                                        --------
WATER & SEWER - 17.0%
Boston Water & Sewer Commission:
  Series 1992-A,
  5.750% 11/01/13                                                            1,000         1,104
  Series 1993-A,
  5.250% 11/01/19                                                            4,750         4,893
  Series 1998-D,
  5.000% 11/01/28                                                            1,500         1,430
State Water Pollution Abatement Trust,
  New Bedford Project:
  Series 1996 A,
  6.000% 02/01/06                                                              220           241
  Series 1999 A,
  6.000% 08/01/17                                                            2,445         2,777
State Water Resources Authority:
  Series 1992 A:
  6.500% 07/15/09                                                            2,000         2,325
  6.500% 07/15/19                                                            5,000         5,964
  Series 1993 C:
  5.250% 12/01/15                                                            2,750         2,904
  5.250% 12/01/15                                                            1,000         1,059
  5.250% 12/01/20                                                            2,595         2,605
  Series 1995 B:
  6.250% 12/01/13                                                            5,000         5,851
  4.500% 08/01/22                                                            3,000         2,681
                                                                                        --------
                                                                                          33,834
                                                                                        --------
TOTAL MUNICIPAL BONDS (cost of $177,236) (g)                                             188,817
                                                                                        --------
SHORT-TERM OBLIGATIONS - 4.6%
------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (h)
CO Jefferson County, Rocky Mountain Butterfly, Series 1998,
  4.550% 06/01/10                                                              200           200
CO State Educational & Cultural Facilities Authority, National Cable
  Televison Center, Series 1999,
  4.550% 10/01/06                                                            1,800         1,800
IA State Finance Authority, Village Court Assoc. Project:
  Series 1985 B,
  4.550% 11/01/15                                                              300           300
  Series 1985 B,
  4.550% 11/01/15                                                              200           200
IA State Higher Education Loan Authority:
  American Institute of Business, Series 1998,
  4.650% 11/01/13                                                              800           800
  St. Ambrose University:
  Series 1995,
  4.650% 02/01/05                                                              100           100
  Series 1999,
  4.550% 10/01/09                                                            1,000         1,000
IA Webster County, St. Edmond Project,
  4.550% 07/01/20                                                         $  1,000      $  1,000
IA Woodbury County, Siouxland Medical Educational Foundation,
  Series 1996,
  4.600% 11/01/16                                                              100           100
ID State Health Facilities Authority, St. Lukes Regional Medical
  Facility, Series 1995,
  4.250% 05/01/22                                                              800           800
IL State Development Finance Authority:
  American Osteopathic Association,
  Series 1993,
  4.650% 09/15/18                                                              235           235
  Ulich Children's Home Project,
  4.600% 04/01/07                                                              640           640
IN Purdue University, Series 1998,
  4.000% 07/01/19                                                              200           200
MN Mendota Heights Housing Mortgage Rev.,
  4.500% 11/01/31                                                              980           980
MN Mankato, Bethany Lutheran College, Series 2000 B,
  4.300% 11/01/15                                                              100           100
MN Minneapolis, Series 1999 A,
  4.400% 03/01/12                                                              130           130
NV Clark County, Las Vegas Project,
  Series 1999,
  4.550% 08/01/19                                                              340           340
NY Long Island Power Authority,
  Sub-Series 1998 5,
  4.100% 05/01/33                                                              100           100
TX Brazos River Authority, Monsanto Co., Series 1990,
  4.100% 09/01/02                                                              100           100
                                                                                        --------
TOTAL SHORT-TERM OBLIGATIONS                                                               9,125
                                                                                        --------
OTHER ASSETS & LIABILITIES, NET - 0.4%                                                       739
------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                     $198,681
                                                                                        --------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Zero coupon bond.
(b) This is a restricted security which was acquired on June 30, 1992 at a cost of $1,500. This security represents 0.8% of the Fund's net assets as of January 31, 2001.
(c) The Fund has been informed that each issuer has placed direct obligations of the U.S.
    Government in an irrevocable trust, solely for the payment of the interest and principal.
(d) This issuer is in default of certain debt covenants. Income is not being accrued.
(e) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2001, the value of this security amounted to $2,759 or
    1.4% of net assets.
(f) This security, or a portion thereof, with a total market value of $259 are being used to collateralize open futures contracts.
(g) Cost for federal income tax purposes is the same.
(h) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 2001.

Long futures contracts open at January 31, 2001:

                           PAR VALUE                            UNREALIZED
                          COVERED BY         EXPIRATION        APPRECIATION
         TYPE              CONTRACTS            MONTH           AT 1/31/01
--------------------------------------------------------------------------------
Municipal Bond               9,000              March              $357

          ACRONYM                             NAME
          -------                             ----
            IFRN                   Inverse Floating Rate Note

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
January 31, 2001
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $177,236)                                 $188,817
Short-term obligations                                                  9,125
                                                                     --------
                                                                      197,942
Receivable for:
  Interest                                               $2,256
  Fund shares sold                                          490
  Investments sold                                           10
  Expense reimbursement due from Advisor                     26
  Variation margin on futures                                37
Other                                                        38         2,857
                                                         ------      --------
  Total Assets                                                        200,799

LIABILITIES
Payable for:
  Investments purchased                                     990
  Fund shares repurchased                                   685
  Distributions                                             274
Accrued:
  Management fee                                             83
  Transfer Agent fee                                         37
  Bookkeeping fee                                             7
  Deferred Trustees' fees                                     6
Other                                                        36
                                                     ----------
  Total Liabilities                                                     2,118
                                                                     --------
NET ASSETS                                                           $198,681
                                                                     --------
Net asset value & redemption price per share --
  Class A ($152,057/                                                 $   7.83(a)
                                                                     --------
Maximum offering price per share --
  Class A ($7.83/0.9525)                                             $   8.22(b)
                                                                     --------
Net asset value & offering price per share --
  Class B ($44,038/5,627)                                            $   7.83(a)
                                                                     --------
Net asset value & offering price per share --
  Class C ($2,586/330)                                               $   7.83(a)
                                                                     --------

COMPOSITION OF NET ASSETS
Capital paid in                                                      $186,760
Distributions in excess of net investment income                         (436)
Accumulated net realized gain                                             419
Net unrealized appreciation on:
  Investments                                                          11,581
  Open futures contracts                                                  357
                                                                     --------
                                                                     $198,681
                                                                     --------

(a) Redemption price per share is equal to net asset value less contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended January 31, 2001
(In thousands)

INVESTMENT INCOME
Interest                                                            $  11,238

EXPENSES
Management fee                                           $  957
Service fee                                                 336
Distribution fee -- Class B                                 349
Distribution fee -- Class C                                  10
Transfer Agent                                              291
Bookkeeping fee                                              76
Trustees' fees                                                7
Audit fee                                                    50
Legal fee                                                    50
Custodian fee                                                10
Registration fee                                             21
Reports to shareholders                                      28
Other                                                        15
                                                         -------
                                                          2,200
Fees waived by the Advisor                                  (62)
Fees waived by the Distributor --
  Class C                                                    (4)
Custodian credits earned                                    (10)        2,124
                                                         ------       -------
    Net Investment Income                                               9,114
                                                                      -------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                                40
  Closed futures contracts                                2,089
                                                         ------
    Net Realized Gain                                                   2,129
Net change in unrealized appreciation/depreciation
   during the period on:
  Investments                                            15,190
  Open futures contracts                                    357
                                                         ------
    Net Change in Unrealized Appreciation/Depreciation                 15,547
                                                                      -------
    Net Gain                                                           17,676
                                                                      -------
Increase in Net Assets from Operations                                $26,790
                                                                      -------

See notes to financial statements.

-------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
(In thousands)

                                                                         YEARS ENDED JANUARY 31,
                                                                   ------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                      2001                    2000
-------------------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income                                                  $  9,114               $  10,212
Net realized gain                                                         2,129                     579
Net change in unrealized appreciation/depreciation                       15,547                 (24,790)
                                                                       --------               ---------
    Net Increase (Decrease) from Operations                              26,790                 (13,999)

DISTRIBUTIONS:
From net investment income -- Class A                                    (7,257)                 (7,830)
From net realized gains -- Class A                                         (823)                    (77)
In excess of net realized gains -- Class A                                   --                    (891)
From net investment income -- Class B                                    (2,002)                 (2,301)
From net realized gains -- Class B                                         (242)                    (27)
In excess of net realized gains -- Class B                                   --                    (313)
From net investment income -- Class C                                       (64)                    (45)
From net realized gains -- Class C                                          (11)                     (1)
In excess of net realized gains -- Class C                                   --                      (6)
                                                                       --------               ---------
                                                                         16,391                 (25,490)
                                                                       --------               ---------
FUND SHARE TRANSACTIONS:
Receipts for shares sold -- Class A                                      15,254                  10,861
Value of distributions reinvested -- Class A                              4,451                   4,946
Cost of shares repurchased -- Class A                                   (22,723)                (34,850)
                                                                       --------               ---------
                                                                         (3,018)                (19,043)
                                                                       --------               ---------
Receipts for shares sold -- Class B                                       3,763                   6,128
Value of distributions reinvested -- Class B                              1,378                   1,602
Cost of shares repurchased -- Class B                                   (15,193)                (10,833)
                                                                       --------               ---------
                                                                        (10,052)                 (3,103)
                                                                       --------               ---------
Receipts for shares sold -- Class C                                       1,536                     815
Value of distributions reinvested -- Class C                                 32                      33
Cost of shares repurchased -- Class C                                      (297)                   (238)
                                                                       --------               ---------
                                                                          1,271                     610
                                                                       --------               ---------
    Net Decrease from Fund Share Transactions                           (11,799)                (21,536)
                                                                       --------               ---------
    Total Increase (Decrease)                                             4,592                 (47,026)

NET ASSETS

Beginning of period                                                     194,089                 241,115
                                                                       --------               ---------
End of period (net of distributions in excess of net investment
  income of $436 and $217, respectively)                               $198,681                $194,089
                                                                       --------               ---------
NUMBER OF FUND SHARES

Sold -- Class A                                                           2,017                   1,428
Issued for distributions reinvested -- Class A                              591                     645
Repurchased -- Class A                                                   (3,053)                 (4,604)
                                                                       --------               ---------
                                                                           (445)                 (2,531)
                                                                       --------               ---------
Sold -- Class B                                                             497                     794
Issued for distributions reinvested -- Class B                              183                     209
Repurchased -- Class B                                                   (2,028)                 (1,444)
                                                                       --------               ---------
                                                                         (1,348)                   (441)
                                                                       --------               ---------
Sold -- Class C                                                             202                     107
Issued for distributions reinvested -- Class C                                4                       4
Repurchased -- Class C                                                      (41)                    (33)
                                                                       --------               ---------
                                                                            165                      78
                                                                       --------               ---------

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
January 31, 2001

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Liberty Massachusetts Tax-Exempt Fund (formerly Colonial Massachusetts Tax-Exempt Fund) (the "Fund"), a series of Liberty Funds Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal and Massachusetts state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares as follows:

             ORIGINAL PURCHASE                CONVERTS TO CLASS A SHARES
             -----------------                --------------------------
Less than $250,000                                      8 years
$250,000 to less than $500,000                          4 years
$500,000 to less than $1,000,000                        3 years

Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND
FINANCIAL HIGHLIGHTS
All income, expenses (other than Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Effective February 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize discount on all debt securities. This accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The cumulative effect of this accounting change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the "Advisor") is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

       AVERAGE NET ASSETS               ANNUAL FEE RATE
       ------------------               ---------------
        First $2 billion                     0.50%
         Over $2 billion                     0.45%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.07% annually of the Fund's average net assets plus charges based on the number shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended January 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $10,536 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $53, $69,564, and $1,587 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.10% of the net assets attributable to shares issued prior to December 1, 1994 and (2) 0.25% on net assets attributable to shares issues thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.10% and 0.25% rates. For the year ended January 31, 2001, the Fund's service fee was 0.18%.

The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $9,779 of custodian fees were reduced by balance credits applied during the year ended January 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
For the year ended January 31, 2001, purchases and sales of investments, other than short-term obligations were $32,495,840 and $49,773,918, respectively.

Unrealized appreciation (depreciation) at January 31, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation                               $14,933,805
    Gross unrealized depreciation                                (3,352,647)
                                                                -----------
        Net unrealized appreciation                             $11,581,158
                                                                -----------

OTHER
There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the year ended January 31, 2001.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
On December 27, 2000, a Special Meeting of Shareholders of the Fund was held to elect eleven Trustees. The votes cast were as follows:
                                                               AUTHORITY
                                            FOR                WITHHELD
                                            ---                --------
To elect a Board of Trustees:

Douglas Hacker                           15,773,851             272,176
Janet Langford Kelly                     15,789,950             276,076
Richard W. Lowry                         15,771,409             274,617
Salvatore Macera                         15,797,130             248,897
William E. Mayer                         15,796,924             250,103
Charles R. Nelson                        15,799,571             246,455
John J. Neuhauser                        15,797,130             248,897
Joseph R. Palombo                        15,799,454             246,572
Thomas E. Stitzel                        15,797,130             248,897
Thomas C. Theobald                       15,799,571             246,455
Anne-Lee Verville                        15,795,671             250,356

--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                         YEAR ENDED JANUARY 31, 2001
                                                              ------------------------------------------------------
                                                              CLASS A                 CLASS B                CLASS C
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  7.180               $  7.180               $  7.180
                                                              --------               --------               --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                                     0.369                  0.314                  0.336(c)
Net realized and unrealized gain                                 0.702                  0.702                  0.702
                                                              --------               --------               --------
    Total from Investment Operations                             1.071                  1.016                  1.038
                                                              --------               --------               --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.378)                (0.323)                (0.345)
From net realized gains                                         (0.043)                (0.043)                (0.043)
                                                              --------               --------               --------
    Total Distributions Declared to Shareholders                (0.421)                (0.366)                (0.388)
                                                              --------               --------               --------
NET ASSET VALUE, END OF PERIOD                                $  7.830               $  7.830               $  7.830
                                                              --------               --------               --------
Total return (d)(e)                                             15.30%                 14.45%                 14.79%
                                                              --------               --------               --------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                     0.93%                  1.68%                  1.38%(c)
Net investment income (f)                                        4.94%                  4.19%                  4.49%(c)
Fees and expenses waived or borne by the Advisor (f)             0.03%                  0.03%                  0.03%
Portfolio turnover                                                 18%                    18%                    18%
Net assets at end of period (000)                             $152,057                $44,038               $  2,586

(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:                                $  0.002               $  0.002               $  0.002
(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(c) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

---------------------------------------------------------------------------------------------------------------------

2001 Federal Tax Information (unaudited)
For the fiscal year ended January 31, 2001, the Fund earned $1,198,552 of long-term capital gains.

Approximately 100% of the distributions will be treated as exempt income for federal income tax purposes.
---------------------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED JANUARY 31, 2000
                                                          ----------------------------------------------------------
                                                            CLASS A                 CLASS B                CLASS C
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  8.060                $ 8.060                $ 8.060
                                                              --------                -------                -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(c)                                     0.366                  0.308                  0.331(b)
Net realized and unrealized loss                                (0.835)                (0.835)                (0.835)
                                                              --------                -------                -------
    Total from Investment Operations                            (0.469)                (0.527)                (0.504)
                                                              --------                -------                -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.366)                (0.308)                (0.331)
From net realized gains                                         (0.004)                (0.004)                (0.004)
In excess of net realized gains                                 (0.041)                (0.041)                (0.041)
                                                              --------                -------                -------
    Total Distributions Declared to Shareholders                (0.411)                (0.353)                (0.376)
                                                              --------                -------                -------
NET ASSET VALUE, END OF PERIOD                                $  7.180                $ 7.180                $ 7.180
                                                              --------                -------                -------
Total return (d)(e)                                            (5.96)%                (6.67)%                (6.38)%
                                                              --------                -------                -------

RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                     0.93%                  1.68%                  1.38%(b)
Net investment income (f)                                        4.81%                  4.06%                  4.36%(b)
Fees and expenses waived or borne by the Advisor (f)             0.02%                  0.02%                  0.02%
Portfolio turnover                                                 16%                    16%                    16%
Net assets at end of period (000)                             $142,790                $50,110                $ 1,189

(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:                                $  0.002               $  0.002                $ 0.002
(b) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.
(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                  YEARS ENDED JANUARY 31,
                                -------------------------------------------------------------------------------------------
                                                  1999                                              1998
                                -----------------------------------------         -----------------------------------------
                                 CLASS A          CLASS B        CLASS C           CLASS A          CLASS B     CLASS C (a)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $  8.100        $  8.100         $8.100           $  7.810        $  7.810         $8.070
                                  --------        --------         ------           --------        --------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (e)            0.384           0.322          0.347(b)           0.403           0.344          0.180(c)
Net realized and unrealized
gain                                 0.104           0.104          0.104              0.352           0.352          0.090
                                  --------        --------         ------           --------        --------         ------
    Total from Investment
Operations                           0.488           0.426          0.451              0.755           0.696          0.270
                                  --------        --------         ------           --------        --------         ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income          (0.378)         (0.318)        (0.343)            (0.406)         (0.347)        (0.180)
In excess of net investment
income                              (0.014)         (0.012)        (0.012)            (0.003)         (0.003)        (0.004)
From net realized gains             (0.133)         (0.103)        (0.133)            (0.056)         (0.056)        (0.056)
In excess of net realized
gains                               (0.003)         (0.033)        (0.003)                --              --             --
                                  --------        --------         ------           --------        --------         ------
    Total Distributions
Declared to Shareholders            (0.528)         (0.466)        (0.491)            (0.465)         (0.406)        (0.240)
                                  --------        --------         ------           --------        --------         ------
NET ASSET VALUE, END OF PERIOD    $  8.060        $  8.060       $  8.060           $  8.100        $  8.100         $8.100
                                  --------        --------         ------           --------        --------         ------
Total return (d)                     6.25%           5.44%          5.76%(e)           9.94%           9.13%          3.40%(e)(f)
                                  --------        --------         ------           --------        --------         ------

RATIOS TO AVERAGE NET ASSETS
Expenses (g)                         0.91%           1.66%          1.36%(b)           0.90%           1.65%          1.37%(c)(h)
Net investment income (g)            4.69%           3.94%          4.24%(b)           5.05%           4.30%          4.47%(c)(h)
Portfolio turnover                     21%             21%            21%                14%             14%            14%
Net assets at end of period
(000)                             $180,628         $59,789         $  698           $182,721         $59,160         $  206

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) Net of fees waived by the Distributor which amounted to $0.024 per share and 0.30%.
(c) Net of fees waived by the Distributor which amounted to $0.012 per share and 0.30% annualized.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

---------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                 YEAR ENDED
                                                                              JANUARY 31, 1997
                                                                     -----------------------------------
                                                                       CLASS A                 CLASS B
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $  8.040               $  8.040
                                                                         --------               --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                                   0.415                  0.357
Net realized and unrealized loss                                           (0.234)                (0.234)
                                                                         --------               --------
    Total from Investment Operations                                        0.181                  0.123
                                                                         --------               --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                                 (0.411)                (0.353)
                                                                         --------               --------
NET ASSET VALUE, END OF PERIOD                                           $  7.810               $  7.810
                                                                         --------               --------
Total return (b)(c)                                                         2.43%                  1.66%
                                                                         --------               --------
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                                0.90%                  1.65%
Net investment income (d)                                                   5.32%                  4.57%
Fees and expenses waived or borne by the Advisor (d)                        0.00%                  0.00%
Portfolio turnover                                                            29%                    29%
Net assets at end of period (000)                                        $184,221                $59,143

(a) Net of fees and expenses waived or borne by the Advisor
    which amounted to:                                                     $0.000                 $0.000
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits or directed brokerage arrangements had no impact.

-------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST V
AND SHAREHOLDERS OF LIBERTY MASSACHUSETTS TAX-EXEMPT  FUND

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Liberty Massachusetts Tax-Exempt Fund (formerly Colonial Massachusetts Tax-Exempt Fund) (the Fund), one of the series of Liberty Funds Trust V, as of January 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended January 31, 1999 were audited by other auditors whose report dated March 11, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty Massachusetts Tax-Exempt Fund of Liberty Funds Trust V at January 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Ernst & Young LLP
Boston, Massachusetts
March 16, 2001

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES & TRANSFER AGENT

-------------------------------------------------------------------------------

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL,Inc.)

JANET LANGFORD KELLY
Executive Vice President - Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel,Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties,Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies,Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director,William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry,and President, Applications Solutions Division,IBM Corporation)

-------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Liberty Massachusetts Tax-Exempt Fund is:

Liberty Funds Services,Inc.
P.O.Box 1722
Boston,MA 02105-1722
800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty California Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.

ANNUAL REPORT:
LIBERTY MASSACHUSETTS TAX-EXEMPT FUND

--------------------------------------------------------------------------------
CHOOSE LIBERTY
--------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

--------------------------------------------------------------------------------
                                 L I B E R T Y
                                 -----------------
                                         F U N D S
--------------------------------------------------------------------------------
ALL-STAR   Institutional money management approach for individual investors.
--------------------------------------------------------------------------------
COLONIAL   Fixed income and value style equity investing.
--------------------------------------------------------------------------------
CRABBE
HUSON      A contrarian approach to fixed income and equity investing.
--------------------------------------------------------------------------------
NEWPORT    A leader in international investing.(SM)
--------------------------------------------------------------------------------
STEIN ROE
ADVISOR    Innovative solutions for growth and income investing.
--------------------------------------------------------------------------------
KEYPORT
[graphic   A leading provider of innovative annuity products.
 omitted]
--------------------------------------------------------------------------------
            Liberty's mutual funds are offered by prospectus through
                        Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
LIBERTY MASSACHUSETTS TAX-EXEMPT FUND ANNUAL REPORT
--------------------------------------------------------------------------------

[Graphic
 Omitted]  L I B E R T Y
           -----------------
                   F U N D S
           ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

           Liberty Funds Distributor, Inc. (C)1999
           One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
           www.libertyfunds.com
                                                  775-02/808E-0101 (3/01)01/485